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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


               Date of Report (Date of earliest event reported):
                         March 24, 2004 (March 23, 2004)


                             EMPIRE RESOURCES, INC.
               (Exact name of Registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        001-12127                                        22-3136782
(Commission file number)                     (IRS employer identification no.)

                                ONE PARKER PLAZA
                               FORT LEE, NJ 07024
                    (Address of principal executive offices)

                                 (201) 944-2200
              (Registrant's telephone number, including area code)




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Item 7.  Financial Statements, Financial Information and Exhibits.

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         Exhibits.
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
            99.1 Press Release of the Company dated March 23, 2004 relating to its 2003 operating results and dividend for the first quarter of 2004.
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Item 12. Disclosure of Results of Operations and Financial Condition

Attached to this Current Report on Form 8-K as exhibit 99.1 is a copy of the Registrant's press release dated March 23, 2004 relating to its year end results and dividend for the first quarter of 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2004                       EMPIRE RESOURCES, INC.

                                            By: /s/ Sandra Kahn
                                                -----------------------
                                                    Sandra Kahn
                                                    Chief Financial Officer



                                  EXHIBIT INDEX

99.1 Press release of the Company dated March 23, 2003